Exhibit 99.1

BY EMAIL Macquarie Leasing Pty Limited Level 6 50 Martin Place Sydney NSW 2000 Australia Attention: The Directors	Allen & Overy Level 25 85 Castlereagh Street Sydney NSW 2000 Australia PO Box R1256 Royal Exchange Sydney NSW 1225

	Tel Fax Direct	+61 (0)2 9373 7700 +61 (0)2 9373 7710 +61 (0)2 9373 7791

karolina.popic@allenovery.com

Our ref	0097430-0000108 AU:6586288.3

13 October 2016

Dear Sirs,

SMART ABS Series 2016-2US Trust – Opinion as to enforceability of foreign judgments in relation to the Registration Statement on Form SF-3 (File No. 333-207127-01)

INTRODUCTION

We have acted as legal advisers to Macquarie Leasing Pty Limited ABN 38 002 674 982 (the Depositor) in connection with the preparation of the registration statement on Form SF-3 (File No. 333-207127-01) (the Registration Statement), including a preliminary prospectus dated 28 September 2016 (the Preliminary Prospectus) and a final prospectus dated 6 October 2016 (the Final Prospectus) forming a part thereof, filed by the Depositor with the United States Securities and Exchange Commission (the Commission) under the Securities Act of 1933 of the United States of America, as amended (the Securities Act), relating to the offer and sale of certain series of asset-backed notes (the US$ Notes).

Capitalised terms used, but not defined, in this Opinion have the meanings given to them in the Preliminary Prospectus and the Final Prospectus, as applicable.

This Opinion is confined solely to matters of the laws applying in the State of New South Wales and the Australian Capital Territory (the Opinion Law and an Opinion Jurisdiction) including the laws of the Commonwealth of Australia. To the extent expressly provided in this Opinion, we have considered the laws applying in other Australian jurisdictions and believe our conclusions in relation to them to be correct.

This Opinion is given on the basis that we have no obligation to notify any addressee or recipient of this Opinion of any change in the Opinion Law or its application after the date of this Opinion.

Allen & Overy is affiliated with Allen & Overy LLP, a limited liability partnership registered in England and Wales with registered office at One Bishops Square London E1 6AD.

Allen & Overy LLP or an affiliated undertaking has an office in each of: Abu Dhabi, Amsterdam, Antwerp, Athens, Bangkok, Barcelona, Beijing, Belfast, Bratislava, Brussels, Bucharest (associated office), Budapest, Casablanca, Doha, Dubai, Düsseldorf, Frankfurt, Hamburg, Hanoi, Ho Chi Minh City, Hong Kong, Istanbul, Jakarta (associated office), Johannesburg, London, Luxembourg, Madrid, Mannheim, Milan, Moscow, Munich, New York, Paris, Perth, Prague, Riyadh (associated office), Rome, São Paulo, Shanghai, Singapore, Sydney, Tokyo, Toronto, Warsaw, Washington, D.C. and Yangon.

OPINION

On the basis of and subject to (a) the foregoing matters, and (b) the reservations, qualifications and observations (the Reservations) set out in Schedule 2 at the date of this Opinion, we are of the following opinion:

(a)	any final and conclusive judgment against the Depositor, Macquarie Securities Management Pty Limited (the Manager) or Perpetual Trustee Company Limited (the Issuer Trustee) in respect of a US$ Note for a fixed or readily calculable sum of money, and which has not been stayed in full, obtained in any New York State or United States Federal Court sitting in the Borough of Manhattan in the City of New York having jurisdiction recognised by the Opinion Jurisdiction will be recognised by the Supreme Courts of New South Wales and the Australian Capital Territory (each a Supreme Court) so as to give rise to a fresh cause of action on the judgment in either such Supreme Court which will enable a further judgment capable of enforcement against the Depositor, the Manager or the Issuer Trustee, as applicable, to be obtained without re-examination or re-litigation of the matters disposed of or adjudicated by that action except where:

(i)	the foreign judgment is contrary to the public policy of that Opinion Jurisdiction. We are not aware of any reason of public policy which would prevent enforcement of such a judgment;

(ii)	the foreign judgment has been obtained in proceedings which contravene the principles of natural justice;

(iii)	the foreign judgment was obtained by fraud or duress or was based on a clear mistake of fact;

(iv)	the foreign judgment is a penal or revenue judgment;

(v)	there has been a prior judgment in another court between the same parties concerning the same issues as are dealt with in the foreign judgment; or

(vi)	the judgment is in respect of which the Australian Commonwealth Attorney General has made a declaration or order under the Foreign Proceedings (Excess of Jurisdiction) Act 1984 (Cth); and

(b)	there is doubt as to the enforceability in any Supreme Court, in original actions or in actions for enforcement of judgments of United States courts, of civil liabilities predicated upon the federal securities laws of the United States.

GENERAL

This Opinion is addressed to the addressee solely for its own benefit in relation to the issue of the US$ Notes and the other transactions contemplated by the Registration Statement and the documents listed in Schedule 1 (the Opinion Documents). It must not be used or relied upon by the addressee for any other purpose.

We consent to the filing of this Opinion with the Commission as an exhibit to a Form 8-K filed in connection with the Final Prospectus. We also consent to the references to our firm under the headings “Enforcement of Foreign Judgements in Australia” and “Legal Matters” in the Preliminary Prospectus and the Final Prospectus. In giving this consent, we do not admit that we are included in the category of persons whose consent is required under section 7 of the Securities Act or the rules and regulations of the Commission.

Yours faithfully

/s/ Allen & Overy

Allen & Overy

SCHEDULE 1

OPINION DOCUMENTS

The following documents are the Opinion Documents:

1.	the Preliminary Prospectus and the Final Prospectus;

2.	The SMART ABS Trusts Master Trust Deed dated 11 March 2002 between the Macquarie Securitisation Management Pty Limited and Permanent Custodians Limited, the rights and obligations of which were assumed by Perpetual Trustee Company Limited pursuant to the Deed of Assumption, as amended;

3.	The SMART ABS Trusts Master Security Trust Deed dated 27 February 2007 between Macquarie Securitisation Management Pty Limited, Perpetual Trustee Company Limited and P.T. Limited, as amended;

4.	The SMART ABS Trusts Master Sale and Servicing Deed dated 27 February 2007 between Macquarie Securitisation Management Pty Limited, Perpetual Trustee Company Limited and Macquarie Leasing Pty Limited, as amended;

5.	The SMART ABS Series 2016-2US Trust Trust Creation Deed dated 14 September 2016 to which Perpetual Trustee Company Limited is a party;

6.	The SMART ABS Series 2016-2US Trust Series Supplement dated 29 September 2016 between Macquarie Securitisation Management Pty Limited, Perpetual Trustee Company Limited, Macquarie Bank Limited and Macquarie Leasing Pty Limited (the Series Supplement);

7.	The SMART ABS Series 2016-2US Trust General Security Deed dated 29 September 2016 between Macquarie Securitisation Management Pty Limited, Perpetual Trustee Company Limited, The Bank of New York Mellon and P.T. Limited;

8.	The SMART ABS Series 2016-2US Trust Fixed Rate Swap Agreement dated 29 September 2016 between Macquarie Bank Limited, Perpetual Trustee Company Limited and Macquarie Securitisation Management Pty Limited and the Fixed Rate Swap confirmation entered into thereunder on or about the date of this Opinion;

9.	The SMART ABS Series 2016-2US Trust Currency Swap Agreement dated 29 September 2016 between Australia and New Zealand Banking Group Limited, Perpetual Trustee Company Limited and Macquarie Securitisation Management Pty Limited and each Currency Swap confirmation entered into thereunder on or about the date of this Opinion;

10.	The SMART ABS Series 2016-2US Trust US$ Note Trust Deed dated 29 September 2016 between, amongst others, Macquarie Leasing Pty Limited, Macquarie Securitisation Management Pty Limited and Perpetual Trustee Company Limited;

11.	The SMART ABS Series 2016-2US Trust Agency Agreement dated 29 September 2016 between, amongst others, Macquarie Securitisation Management Pty Limited and Perpetual Trustee Company Limited;

12.	The SMART ABS Series 2016-2US Trust Regulation AB Compliance Agreement dated 29 September 2016 between, amongst others, Perpetual Trustee Company Limited, Macquarie Securitisation Management Pty Limited, Macquarie Leasing Pty Limited and Macquarie Bank Limited; and

13.	The SMART ABS Series 2016-2US Trust Asset Representations Review Agreement dated 14 October 2016 between the Trustee, MLPL, the Manager and Clayton Fixed Income Services LLC,

which form part of the Registration Statement filed by the Depositor with the Commission under the Securities Act.

SCHEDULE 2

RESERVATIONS

1.	Current law

1.1	This Opinion is governed by and is to be construed in accordance with the Opinion Law as at the date of this Opinion. We express no opinion herein with regard to any system of law other than the Opinion Law as currently applied by the courts of the Opinion Jurisdiction. Neither do we express any opinion as to the laws of any other country or jurisdiction. None of the opinions expressed in this Opinion will be affected by the laws (including the public policy) or any relevant requirements of any jurisdiction outside the Opinion Jurisdiction.

2.	Monetary judgment

2.1	We express no opinion as to whether a monetary judgment would be given in a Supreme Court in a currency other than Australian dollars.

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